UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2024

MONOPAR THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39070	32-0463781
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Skokie Blvd., Suite 350, Wilmette, IL	60091
(Address of principal executive offices)	(Zip Code)

(847) 388-0349
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MNPR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition

On August 9, 2024, Monopar Therapeutics Inc. ("Monopar" or the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2024. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.03 Material Modification to Rights of Security Holders.

The information under Item 5.03 below is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2024, Monopar filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation to effect a 1 for 5 reverse stock split of its outstanding shares of common stock (the “Reverse Stock Split”).  The Certificate of Amendment provides that the Reverse Stock Split will become effective at 5:00 pm, Eastern Time, on Monday, August 12, 2024.  The Company’s common stock is expected to begin trading on a split adjusted basis at the open of trading on Tuesday, August 13, 2024 under the new CUSIP number 61023L207.  The Company’s common stock will continue to trade on The Nasdaq Capital Market under the symbol “MNPR”.

As described below under Item 5.07, the Reverse Stock Split was approved by the Company's stockholders at its Annual Meeting held on August 5, 2024, to be effected by the Company's Board of Directors within approved parameters. The Company’s Board of Directors approved the Reverse Stock Split at a ratio of 1-for-5 on August 5, 2024.

Additional information on the Reverse Stock Split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 22, 2024, which is available on the SEC’s website at www.sec.gov and on the Company’s website, www.monopartx.com.

The Certificate of Amendment is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On August 5, 2024, Monopar held its Annual Meeting. A total of 17,601,827 shares of the Company’s common stock were entitled to vote as of July 12, 2024, the record date for the Annual Meeting, of which 9,321,746 shares were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

(1) the election of six directors, to serve as directors until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified;

(2)  the ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

(3) the approval to amend the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-20 as determined by the Board of Directors in its sole discretion; and

(4) the approval to amend the Company’s 2016 Stock Incentive Plan to increase the authorized shares of common stock available for awards thereunder, received the following number of votes

Proposal 1 – Election of Directors

At the Annual Meeting, the voting results with respect to the proposal for the election of directors, included in the Company’s Proxy Statement on Schedule 14A for the Annual Meeting, were as follows:

Director	For	Withheld	Broker Non-Votes
Christopher M. Starr, Ph.D.	9,254,538	67,208	N/A
Chandler D. Robinson, MD MBA MSc	9,200,385	121,361	N/A
Michael J. Brown, MSc	9,250,364	71,382	N/A
Raymond W. Anderson, MBA	9,250,354	71,392	N/A
Arthur J. Klausner, MBA	9,246,695	75,051	N/A
Kim R. Tsuchimoto	9,085,495	236,251	N/A

Accordingly, each of the foregoing persons was elected as a director at the Annual Meeting.

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the selection of BPM LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024, were as follows:

For	Against	Abstain	Broker Non-Votes
9,291,481	17,496	12,769	N/A

Accordingly, the Company’s stockholders ratified the selection of BPM LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Proposal 3 – Reverse Stock Split of Outstanding Shares

The voting results with respect to the proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-20 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of the 2024 Annual Meeting, were as follows:

For	Against	Abstain	Broker Non-Votes
9,207,565	92,307	21,874	N/A

Accordingly, the Company’s stockholders approved  the proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock.

Proposal 4 – Amendment to Stock Incentive Plan

The voting results with respect to the proposal to the approval to amend the Company’s 2016 Stock Incentive Plan to increase the authorized shares of common stock available for awards thereunder, were as follows:

For	Against	Abstain	Broker Non-Votes
8,588,358	720,552	12,836	N/A

Accordingly, the Company’s stockholders approved the proposal to amend amend the Company’s 2016 Stock Incentive Plan.

No other matters were submitted to a vote of stockholders at the Annual Meeting.

Item 7.01 Regulation FD Disclosure

On August 9, 2024, the Company issued a press release announcing the Reverse Stock Split.  The press release is furnished as Exhibit 99.2 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Monopar Therapeutics Inc.
99.1	Press Release Dated August 9, 2024
99.2	Press Release Dated August 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monopar Therapeutics Inc.

Date: August 9, 2024	By:	/s/ Karthik Radhakrishnan
	Name:	Karthik Radhakrishnan
	Title:	Chief Financial Officer